Income Taxes	12 Months Ended
Dec. 31, 2024
Income Taxes
Income Taxes

12.Income Taxes

No provision for income taxes was recorded for the years ended December 31, 2024 and 2023, as the Company operated with taxable losses. The Company has incurred net operating losses only in the United States since inception.

The differences between the effective income tax rate and the U.S. federal statutory income tax rate for the years ended December 31, 2024 and 2023 were as follows (in thousands):

	Year Ended December 31,
	2024	2023
Amount at statutory tax rates	$(61,789)	$(32,548)
Permanent differences	3,000	7
Valuation allowance	64,923	34,961
Stock-based compensation	3,356	892
Federal research and development credit	(9,520)	(3,322)
Other	30	10
Total	$—	$—

Significant components of the deferred tax asset balances as of December 31, 2024 and 2023 were as follows (in thousands):

	December 31,	December 31,
	2024	2023
Deferred tax assets:
Net operating losses	$21,573	$10,519
Tax credits	17,407	6,243
Research and development capitalization	74,211	39,059
Accruals and reserves	115	15
Stock-based compensation	3,088	1,361
Operating lease liabilities	6,452	6,842
Other capitalized expenses	11,832	4,567
Gross deferred tax assets	134,678	68,606
Valuation allowance	(127,990)	(61,404)
Deferred tax assets, net of valuation allowance	$6,688	$7,202
Deferred tax liabilities:
Fixed assets	(885)	(1,025)
Operating lease right-of-use assets	(5,803)	(6,177)
Deferred tax liabilities	(6,688)	(7,202)
Total net deferred tax assets	$—	$—

A valuation allowance is required to be established when it is more likely than not that all or a portion of a deferred tax asset will not be realized. Realization of deferred tax assets is dependent upon future earnings, the timing and amount of which are uncertain. The Company believes that, based on a number of factors such as the history of operating losses, it is more likely than not that the deferred tax assets will not be fully realized, such that a full valuation allowance has been recorded. The valuation allowance increased by $66.6 million and by $35.4 million for the years ended December 31, 2024 and 2023, respectively, primarily due to the net operating losses carryforwards and research and development credits.

The following table sets forth the Company’s U.S. federal and state net operating loss carryforwards and tax credits as of December 31, 2024 (in thousands):

	Amount	Begin to Expire
Net operating losses, U.S. federal	$84,664	Do not expire
Net operating losses, U.S. federal	$16,520	2037
Net operating losses, U.S. states	$4,683	2041
Tax credits, U.S. federal	$16,026	2039
Tax credits, U.S. states	$5,289	2037

Utilization of some of the U.S. federal and state net operating loss and credit carryforwards may be subject to annual limitations due to the change in ownership provisions of the Internal Revenue Code and similar state provisions. The annual limitation may result in the expiration of net operating losses and credits before utilization. As of December 31, 2024, the Company has completed an Internal Revenue Code section 382 analysis which did not result in any expiration of U.S. federal net operating losses and credits before utilization. As the Company has recorded a full valuation allowance, any potential limitation is not expected to have a material impact to the consolidated financial statements.

Uncertain Tax Positions

A reconciliation of the beginning and ending balances of the unrecognized tax benefits for the years ended December 31, 2024 and 2023, is as follows (in thousands):

	Year Ended December 31,
	2024	2023
Beginning balance	$4,116	$2,451
Increases in tax positions in the current period	1,336	3,572
Decreases related to prior year’s tax position	(2,655)	(1,907)
Ending balance	$2,797	$4,116

The entire amount of the unrecognized tax benefits would not impact the Company’s effective tax rate if recognized. The Company has elected to include interest and penalties as a component of other income (expense), net. For the years ended December 31, 2024 and 2023, the Company did not recognize accrued interest and penalties related to unrecognized tax benefits. The Company does not anticipate that the amount of existing unrecognized tax benefits will significantly increase or decrease during the next 12 months.

As of December 31, 2024, the Company is not under audit by the Internal Revenue Service or any state authority for income taxes for any open years. Due to the Company’s net operating loss carryforwards, the Company’s domestic income tax returns are open to examination by the Internal Revenue Service beginning with tax year 2017 and by state taxing authorities beginning with tax year 2021.